MASTERISE HOLDINGS LIMITED
 AND SUBSIDIARY
 (A DEVELOPMENT STAGE COMPANY)

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2008
(UNAUDITED)

MASTERISE HOLDINGS LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

CONTENTS

Pages

Condensed Consolidated Balance Sheets as of September 30, 2008 (unaudited) and December 31, 2007 (audited)	F.1

Condensed Consolidated Statements of Operations and Comprehensive Loss for the three months and nine months ended September 30, 2008 and 2007 (unaudited) and  the period from inception September 25, 2002 through September 30, 2008 (unaudited)
F.2

Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and 2007 (unaudited) and the period from inception September 25, 2002 through September 30, 2008 (unaudited)	F.3

Notes to Condensed Consolidated Financial Statements (unaudited)	F.4 – F. 6

MASTERISE HOLDINGS LIMITED AND SUBSIDARY
(A DEVELOPMENT STAGE COMPANY)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(unaudited)	(audited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$60,154	$40,000
Other receivables and prepaid expenses	11,224	8,628
Due from a stockholder	-	10,474
Total Current Assets	71,378	59,102

PROPERTY AND EQUIPMENT, NET	83,224	106,154

TOTAL ASSETS	$154,602	$165,256

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Other payables and accrued liabilities	$4,410	$35,932
Due to a minority stockholder	4,581	4,293
Due to a stockholder	84,490	-
Due to a director	251,599	235,810
Due to a related company	389,491	340,438
Due to a related party	125,566	64,100
Total Current Liabilities	860,137	680,573

COMMITMENTS AND CONTINGENCIES	-	-

MINORITY INTERESTS	-	-

STOCKHOLDERS' DEFICIT

Common stock, $1 par value, 50,000 shares authorized and issued	50,000	50,000
Additional paid-in capital	339,892	314,815
Accumulated deficit during development stage	(1,013,733)	(833,775)
Accumulated other comprehensive loss	(81,694)	(46,357)
Total Stockholders' Deficit	(705,535)	(515,317)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$154,602	$165,256

The accompanying notes are an integral part of these consolidated financial statements

F.1

MASTERISE HOLDINGS LIMITED AND SUBSIDIARY
 (A DEVELOPMENT STAGE COMPANY)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE LOSS (UNAUDITED)

	For the three months		For the nine months		September 25, 2002
	ended September 30,		ended September 30,		(Inception) through
	2008	2007	2008	2007	September 30, 2008

OPERATING EXPENSES
General and administrative expenses	$44,547	$20,126	$98,146	$62,351	$804,969
Depreciation	12,296	12,658	32,573	37,381	202,094
Research and development (Net of government grant)	6,465	691	10,491	5,772	97,198
Total Operating Expenses	63,308	33,475	141,210	105,504	1,104,261

LOSS FROM OPERATIONS	(63,308)	(33,475)	(141,210)	(105,504)	(1,104,261)

OTHER INCOME (EXPENSES)
Other income	-	562	-	562	567
Interest income	96	-	170	-	1,402
Interest paid to a stockholder and a related party	(2,773)	-	(4,197)	-	(4,197)
Imputed interest	(9,475)	(9,816)	(25,077)	(29,042)	(114,385)
Other expenses	(10,884)	(43)	(9,644)	(47)	(10,064)
Total Other Expenses, net	(23,036)	(9,297)	(38,748)	(28,527)	(126,677)

NET LOSS BEFORE TAXES AND MINORITY INTERESTS	(86,344)	(42,772)	(179,958)	(134,031)	(1,230,938)

INCOME TAX EXPENSE	-	-	-	-	-

MINORITY INTERESTS	-	-	-	-	217,205

NET LOSS	(86,344)	(42,772)	(179,958)	(134,031)	(1,013,733)

OTHER COMPREHENSIVE LOSS
Foreign currency translation gain (loss)	5,764	(5,835)	(35,337)	(14,813)	(81,694)

COMPREHENSIVE LOSS	$(80,580)	$(48,607)	$(215,295)	$(148,844)	$(1,095,427)

Net loss per share-basic and diluted	$(1.73)	$(0.86)	$(3.60)	$(2.68)	$(20.27)

Weighted average number of shares outstanding during the period - basic and diluted	50,000	50,000	50,000	50,000	50,000

The accompanying notes are an integral part of these consolidated financial statements

F.2

MASTERISE HOLDINGS LIMITED AND SUBSIDIARY
 (A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months ended		September 25, 2002
	September 30,		(inception) through
	2008	2007	September 30, 2008
	(unaudited)	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(179,958)	$(134,031)	$(1,013,733)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	32,573	37,381	202,094
Minority interests	-	-	(217,205)
Imputed interest on advances from a stockholder and a related party	25,077	29,042	114,385
Changes in operating assets and liabilities
(Increase) decrease in:
Other receivables and prepaid expenses	(2,596)	(3,862)	(11,224)
Increase (decrease) in:
Other payables and accrued liabilities	(31,522)	770	4,410
Net cash used in operating activities	(156,426)	(70,700)	(921,273)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(9,643)	(6,995)	(285,318)
Due from a related party	-	10,233	-
Due from a stockholder	10,474	-	-
Net cash provided by (used in) investing activities	831	3,238	(285,318)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution to common stock by stockholders	-	-	50,000
Contribution by stockholders	-	-	442,712
Due to a minority stockholder	84,490	-	4,581
Due to a stockholder	288	160	84,490
Due to a director	15,789	27,989	251,599
Due to a related company	49,053	56,713	389,491
Due to a related party	61,466	(2,584)	125,566
Net cash provided by financing activities	211,086	82,278	1,348,439

EFFECT ON EXCHANGE RATES ON CASH	(35,337)	(14,813)	(81,694)

NET INCREASE IN CASH AND CASH EQUIVALENTS	20,154	3	60,154

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	40,000	2,429	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$60,154	$2,432	$60,154

The accompanying notes are an integral part of these consolidated financial statements

F.3

MASTERISE HOLDINGS LIMITED AND SUBSIDIARY
 (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1	BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company's financial position at September 30, 2008, the consolidated results of operations for the three and nine months ended September 30, 2008 and 2007 and consolidated statements of cash flows for the nine months ended September 30, 2008 and 2007. The consolidated results for the three and nine months ended September 30, 2008 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2008. These financial statements should be read in conjunction with the financial statements and notes of Shenzhen Changhua Biomedicine Engineering Company Limited (“Shenzhen Changhua”) for the years ended December 31, 2007 and 2006.

NOTE 2	ORGANIZATION

Shenzhen Changhua was incorporated in the People’s Republic of China (“PRC”) on September 25, 2002 as a limited liability company with a registered capital of $724,017. Shenzhen Changhua is owned by two stockholders in the proportion of 70% and 30% respectively. Shenzhen Changhua plans to develop, manufacture and market self-reinforced, re-absorbable degradable PA screws, robs and binding ties for fixation on human fractured bones. The Company is currently conducting clinical trials on its products and intends to raise additional capital to produce and market its products commercially pending the approval from the State Food and Drug Administration (“SFDA”) of the PRC on its products. The Company has no revenue since its inception and, in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprise,” is considered a Development Stage Company.

Masterise Holdings Limited (“Masterise”) was incorporated in the British Virgin Islands on 31 May, 2007 as an investment holding company. Masterise is owned as to 63% by the spouse of Shenzhen Changhua’s 70% majority stockholder and 37% by a third party corporation.

On January 29, 2008, Masterise entered into a Share Purchase Agreement (“the Agreement”) with a stockholder of Shenzhen Changhua whereupon Masterise acquired 70% of Shenzhen Changhua for US$64,100 in cash. The acquisition was completed on February 25, 2008. As both Masterise and Shenzhen Changhua are under common control and management, the acquisition was accounted for as a reorganization of entities under common control. Accordingly, the operations of Shenzhen Changhua for the nine months ended September 30, 2008 and 2007 were included in the unaudited condensed consolidated financial statements as if the transactions had occurred retroactively.

Masterise and Shenzhen Changhua are hereafter referred to as (“the Company”).

NOTE 3	PRINCIPLES OF CONSOLIDATION

The accompanying unaudited condensed consolidated financial statements consolidate the financial statements of Masterise and its 70% owned subsidiary, Shenzhen Changhua. The minority interests represent the minority stockholders’ 30% proportionate share of the results of Shenzhen Changhua.

All significant inter-company balances and transactions have been eliminated in consolidation.

NOTE 4	RELATED PARTY TRANSACTIONS

a)	As of September 30, 2008, the Company owed a stockholder $84,490 which is unsecured and repayable on demand. Interest is charged at 7% per annum on the amount owed.

F.4

b)	As of September 30, 2008, the Company owed a related party $125,566 which is unsecured and repayable on demand. Interest is charged at 7% per annum on the amount owed.

c)	As of September 30, 2008, the Company owed a minority stockholder $4,581 which is unsecured, interest free and repayable on demand. Imputed interest is computed at 5% per annum on the amount owed.

d)	As of September 30, 2008, the Company owed a director $251,599 which is unsecured, interest free and repayable on demand. Imputed interest is computed at 5% per annum on the amount owed.

e)	As of September 30, 2008, the Company owed a related company $389,491 which is unsecured, interest free and repayable on demand. Imputed interest is computed at 5% per annum on the amount owed.

f)
Total interest on advances from a stockholder and a related party accrued for the nine months ended September 30, 2008 and 2007 and for the period from September 25, 2002 (inception) through September 30, 2008 is $4,197, $0 and $4,197, respectively.

g)
Total imputed interest recorded as additional paid in capital amounted to $25,077, $29,042 and $114,385 for the nine months ended September 30, 2008 and 2007 and for the period from September 25, 2002 (inception) through September 30, 2008, respectively.

NOTE 5	THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

In December 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”). SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. This statement is effective for us beginning January 1, 2009. The Company does not expect the adoption of SFAS 141R to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 51 ”.  This statement improves the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require; the ownership interests in subsidiaries held by parties other than the parent and the amount of consolidated net income attributable to the parent and to the non-controlling interest be clearly identified and presented on the face of the consolidated statement of income, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, when a subsidiary is deconsolidated, any retained non-controlling equity investment in the former subsidiary be initially measured at fair value, entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners.  SFAS No. 160 affects those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133”  (SFAS  161). This statement is intended to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows.  SFAS  161 applies to all derivative instruments within the scope of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133) as well as related hedged items, bifurcated derivatives, and non-derivative instruments that are designated and qualify as hedging instruments. Entities with instruments subject to SFAS  161 must provide more robust qualitative disclosures and expanded quantitative disclosures.  SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In May 2008, the FASB released SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”   SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that presented in conformity with generally accepted accounting principles in the United States of America. SFAS No. 162 will be effective 60 days following the SEC’s approval of the PCAOB amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.  The Company does not expect SFAS 162 will have a significant impact on the Company’s consolidated financial statements.

F.5

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60.” The scope of this Statement is limited to financial guarantee insurance (and reinsurance) contracts, as described in this Statement, issued by enterprises included within the scope of Statement 60. Accordingly, this Statement does not apply to financial guarantee contracts issued by enterprises excluded from the scope of Statement 60 or to some insurance contracts that seem similar to financial guarantee insurance contracts issued by insurance enterprises (such as mortgage guaranty insurance or credit insurance on trade receivables). This Statement also does not apply to financial guarantee insurance contracts that are derivative instruments included within the scope of FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The Company does not believe SFAS 163 will have a significant impact on the Company’s consolidated financial statements.

In October 2008, FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”, to clarify guidance on determining the fair value of a financial asset under SFAS No. 157 in a market that is not active. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The adoption of this statement effective September 30, 2008 did not have a material impact on our financial position or results of operations.

NOTE 6	GOING CONCERN

As reflected in the accompanying unaudited condensed financial statements, the Company has an accumulated deficit of $1,013,733 at September 30, 2008 that includes a net loss of $179,958 for the nine months ended September 30, 2008.  The Company’s total current liabilities exceed its total current assets by $788,759 and the Company used cash in operations of $156,426.  These factors raise substantial doubt about its ability to continue as a going concern.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying condensed balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  The Company is actively pursuing additional funding and strategic partners, which will enable the Company to implement its business plan.  Management believes that these actions as successful will allow the Company to continue its operations through the next fiscal year.

F.6